SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 4, 2013

RGC RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 5, 2013, RGC Resources, Inc. issued a press release announcing the first quarter results for the quarter ending December 31, 2012. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 4, 2013, the Board of Directors of RGC Resources, Inc., (the “Company”) approved the Compensation Committee’s bonuses in respect of 2012 and salaries in effect during 2013 for the executive officers.

The approved 2012 bonuses and 2013 salaries for the Company’s executive officers are set forth below:

Officer	Title	Bonus	Salary

John B. Williamson, III	Chairman, President and CEO	$67,000	$250,000

John S. D’Orazio	President and CEO - Roanoke Gas Company	26,500	225,000

Paul W. Nester	Vice President, Treasurer and CFO	6,500	150,000

Dale P. Lee	Vice President and Secretary	19,400	150,000

Robert L. Wells	Vice President, Information Technology	20,000	140,000

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On February 4, 2013, the Company held its Annual Meeting of Shareholders to elect three directors, to ratify the selection of independent auditors, to authorize an additional 100,000 shares of common stock to be issued under the Key Employee Stock Option Plan and to hold a non-binding shareholder advisory vote on named executive compensation. The final voting results are provided below.

Shareholders elected the nominees for Class A directors as listed below to serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 2016:

Director	Shares For	Shares Withheld	Broker Non Votes

Abney S. Boxley, III	2,295,179	11,346	1,539,467
S. Frank Smith	2,295,899	10,626	1,539,467
John B. Williamson, III	2,286,427	20,098	1,539,467

Nancy Howell Agee, J. Allen Layman and Raymond D. Smoot, Jr. continue to serve as Class B directors until the Annual Meeting of Shareholders to be held in 2014. Maryellen F. Goodlatte and George W. Logan continue to serve as Class C directors until the Annual Meeting of Shareholders to be held in 2015.

Shareholders approved the selection by the Audit Committee of the Board of Directors of the firm Brown Edwards & Company, LLP as independent auditors for the fiscal year ending September 30, 2013, by the following vote:

Shares For	Shares Against	Shares Abstaining

3,776,845	10,398	58,749

Shareholders authorized the addition of 100,000 shares of common stock for issuance under the Key Employee Stock Option Plan by the following vote:

Shares For	Shares Against	Shares Abstaining	Broker Non Votes

2,122,917	124,697	58,911	1,539,467

Shareholders approved executive compensation through a non-binding advisory vote as indicated below:

Shares For	Shares Against	Shares Abstaining	Broker Non Votes

2,044,132	116,213	146,180	1,539,467

ITEM 8.01.	OTHER EVENTS.

The Company issued a press release on February 6, 2013, announcing, among other things, the election of three Directors at its annual meeting of shareholders held on February 4, 2013 and the appointment of external auditors for the current year. At a meeting of the Board of Directors following the annual meeting of shareholders, the Board of Directors reelected John B. Williamson, III as Chairman of the Board, President and CEO of RGC Resources, Inc. and Chairman of its subsidiary companies.

The Board of Directors also elected the following senior officers: John S. D’Orazio, President and CEO of Roanoke Gas Company and certain affiliated companies; Paul W. Nester, Vice President, Treasurer and CFO of the Company and its subsidiary companies; Dale P. Lee, Vice President and Secretary of the Company and its subsidiary companies; Robert L. Wells, II, Vice President, Information Technology of the Company and its subsidiary companies and Howard T. Lyon; Assistant Secretary/Assistant Treasurer of the Company and its subsidiary companies.

A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. The information disclosed under this Item and Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

99.1	Press Release dated February 5, 2013.

99.2	Press Release dated February 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: February 7, 2013	By:	/s/ Paul W. Nester

Paul W. Nester
Vice President, Treasurer and CFO